S&T Bancorp, Inc. Consolidated Selected Financial Data June 30, 2007 (Dollars in thousands, except per share data)								Page 1 of 3
	2006				2007		Six Months Ended
For the period:	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q	June 2007	June 2006
Interest Income	$47,884	$50,957	$53,028	$52,833	$52,934	$54,274	$107,208	$98,841
Interest Expense	19,810	22,830	24,186	24,758	24,725	25,321	50,047	42,640
Net Interest Income	28,074	28,127	28,842	28,075	28,209	28,953	57,161	56,201
Taxable Equivalent Adjustment	1,068	1,117	1,146	1,173	1,186	1,216	2,402	2,185
Net Interest Income (FTE)	29,142	29,244	29,988	29,248	29,395	30,169	59,563	58,386
Provision For Loan Losses	1,500	5,700	1,352	828	2,178	1,305	3,483	7,200
Net Interest Income After Provisions (FTE)	27,642	23,544	28,636	28,420	27,217	28,864	56,080	51,186
Security Gains, Net	1,809	1,244	1,210	1,218	1,656	481	2,136	3,053

Service Charges and Fees	2,452	2,657	2,666	2,637	2,343	2,529	4,871	5,109
Wealth Management	2,223	2,058	1,854	1,726	1,855	1,978	3,833	4,281
Insurance	1,738	1,572	1,759	1,569	1,894	1,792	3,686	3,310
Other	2,261	2,803	2,432	2,502	2,424	2,744	5,169	5,065
Total Noninterest Income	8,674	9,090	8,711	8,434	8,516	9,043	17,559	17,765

Salaries and Employee Benefits	9,512	9,004	8,618	10,467	9,934	10,073	20,006	18,516
Occupancy and Equip. Expense, Net	2,087	1,962	2,194	2,155	2,261	2,447	4,708	4,049
Data Processing Expense	1,164	1,249	1,186	1,253	1,234	1,301	2,535	2,413
FDIC Expense	75	75	77	75	76	77	153	150
Other	4,101	4,983	4,264	4,777	4,084	4,163	8,246	9,085
Total Noninterest Expense	16,939	17,273	16,339	18,727	17,589	18,061	35,648	34,213

Income Before Taxes	21,186	16,605	22,218	19,345	19,800	20,327	40,127	37,791
Taxable Equivalent Adjustment	1,068	1,117	1,146	1,173	1,186	1,216	2,402	2,185
Applicable Income Taxes	5,881	4,251	6,408	4,973	5,316	5,235	10,552	10,132
Net Income	$14,237	$11,237	$14,664	$13,199	$13,298	$13,876	$27,173	$25,474
Per Common Share Data:
Shares Outstanding at End of Period	26,083,980	25,690,880	25,303,774	25,361,274	24,897,787	24,468,671	24,468,671	25,690,880
Average Shares Outstanding - Diluted	26,448,765	26,038,892	25,753,722	25,530,984	25,389,584	24,847,410	25,117,043	26,242,794
Net Income - Diluted	$0.54	$0.43	$0.57	$0.52	$0.52	$0.56	$1.08	$0.97
Dividends Declared	$0.29	$0.29	$0.29	$0.30	$0.30	$0.30	$0.60	$0.58
Book Value	$13.41	$13.14	$13.24	$13.37	$13.16	$12.98	$12.98	$13.14
Market Value	$36.58	$33.23	$32.50	$34.67	$33.04	$32.90	$32.90	$33.23

S&T Bancorp, Inc. Consolidated Selected Financial Data June 30, 2007 (Dollars in thousands)							Page 2 of 3
	2006				2007
Asset Quality Data	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q
Nonaccrual Loans and Nonperforming Loans	$13,063	$21,824	$15,058	$19,852	$19,854	$14,944
Assets acquired through foreclosure or repossession	3,084	2,725	2,633	523	606	610
Nonperforming Assets	16,147	24,549	17,691	20,375	20,460	15,554
Allowance for Loan Losses	37,402	38,575	32,717	33,220	35,319	35,808
Nonperforming Loans / Loans	0.51%	0.83%	0.58%	0.74%	0.73%	0.54%
Allowance for Loan Losses / Loans	1.47%	1.47%	1.25%	1.25%	1.29%	1.31%
Allowance for Loan Losses / Nonperforming Loans	286%	177%	217%	167%	178%	240%
Net Loan Charge-offs	670	4,528	7,210	324	78	817
Net Loan Charge-offs (annualized)/ Average Loans	0.11%	0.70%	1.09%	0.05%	0.01%	0.12%

Balance Sheet (Period-End)
Assets	$3,250,246	$3,301,896	$3,278,710	$3,338,543	$3,376,560	$3,382,057
Earning Assets	3,031,270	3,079,808	3,048,744	3,108,898	3,146,934	3,141,844
Securities	482,453	455,367	431,490	442,607	412,384	398,612
Loans, Gross	2,548,817	2,624,441	2,617,254	2,666,291	2,734,550	2,743,232
Total Deposits	2,470,151	2,496,909	2,536,092	2,565,306	2,576,887	2,624,495
Non-Interest Bearing Deposits	417,315	442,203	429,547	448,453	445,176	449,623
NOW, Money Market & Savings	1,136,810	1,169,278	1,201,254	1,195,640	1,209,702	1,237,280
CD's $100,000 and over	200,055	203,966	249,070	261,646	259,390	258,311
Other Time Deposits	715,972	681,462	656,221	659,567	662,619	679,281
Short-term borrowings	204,487	234,232	162,351	188,021	169,552	144,342
Long-term Debt	171,635	186,427	186,217	196,941	246,715	246,487
Shareholder's Equity	349,896	337,598	335,011	339,051	327,710	317,707

Balance Sheet (Daily Averages)
Assets	$3,205,843	$3,282,972	$3,285,807	$3,270,151	$3,328,405	$3,358,606
Earning Assets	2,999,871	3,070,286	3,070,573	3,055,082	3,108,328	3,134,253
Securities	485,935	469,472	453,128	428,556	420,645	403,351
Loans, Gross	2,513,936	2,600,814	2,617,445	2,619,029	2,687,564	2,730,618
Deposits	2,424,946	2,494,841	2,518,761	2,572,123	2,550,819	2,578,878
Shareholder's Equity	356,341	346,351	343,176	342,303	339,168	325,966

S&T Bancorp, Inc. Consolidated Selected Financial Data June 30, 2007 (Dollars in thousands, except per share data)								Page 3 of 3

	2006				2007		Year-to-date
Profitability Ratios (annualized)	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q	June 2007	June 2006

Return on Average Assets	1.80%	1.37%	1.77%	1.60%	1.62%	1.66%	1.64%	1.58%
Return on Average Shareholder's Equity	16.20%	13.01%	16.95%	15.30%	15.90%	17.07%	16.81%	14.62%
Yield on Earning Assets (FTE)	6.62%	6.81%	7.00%	7.02%	7.06%	7.10%	7.08%	6.72%
Cost of Interest Bearing Funds	3.37%	3.71%	3.90%	4.01%	4.00%	4.01%	4.00%	3.54%
Net Interest Margin (FTE)(4)	3.94%	3.82%	3.87%	3.80%	3.84%	3.86%	3.85%	3.88%
Efficiency Ratio (FTE)(1)	44.79%	45.06%	42.22%	49.70%	46.40%	46.06%	46.22%	44.93%

Capitalization Ratios

Dividends Paid to Net Income	53.53%	67.41%	50.81%	56.06%	57.21%	53.92%
Shareholder's Equity to Assets (Period End)	10.77%	10.22%	10.22%	10.16%	9.71%	9.39%
Leverage Ratio (2)	9.28%	8.75%	8.57%	8.82%	8.38%	8.06%
Risk Based Capital - Tier I (3)	10.30%	9.78%	9.65%	9.66%	9.23%	8.94%
Risk Based Capital - Tier II (3)	11.86%	11.32%	11.94%	11.91%	11.45%	11.15%

Definitions:

(1) Recurring non-interest expense divided by recurring non-interest income plus net interest income, on a fully taxable equivalent basis.

(2) Equity less goodwill to total assets and allowance for loan losses.

(3) Effective October 1, 1998, banking regulators require financial institutions to include 45% of the pretax net unrealized holding gains on available for sale equity securities in Tier 2 capital.

(4) Net interest income, on a fully taxable equivalent basis, annualized divided by quarter to date average earning assets.